UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2017 (May 1, 2017)

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
The disclosure contained in Item 2.03 of this current report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Item 2.02.    Results of Operations and Financial Condition.
On May 3, 2017, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in these Items 2.02 and 7.01 of Form 8-K, and Exhibit 99.1 attached hereto, are being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended March 31, 2017.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 1, 2017, the Company entered into that certain First Amendment (the “Amendment”) to Third Amended and Restated Credit Facility (the “Credit Facility”) with Branch Banking and Trust Company (“BB&T”), as Administrative Agent, ING Capital LLC (“ING”), as Multicurrency Agent, and BB&T, ING, Fifth Third Bank, Morgan Stanley Bank, N.A., Bank of North Carolina, EverBank Commercial Finance, Inc., First Tennessee Bank National Association, First National Bank of Pennsylvania, Capital Bank Corporation, Park Sterling Bank, Paragon Commercial Bank, Raymond James Bank, N.A. and Stifel Bank & Trust, collectively as lenders. The Amendment, among other things, (i) increases current commitments under the Credit Facility from $300 million to $435 million, (ii) provides for an accordion feature that allows for an increase in commitments to up to $550 million from new and existing lenders on the same terms and conditions as the existing commitments, and (iii) extends the maturity of the Credit Facility by two years. The revolving period of the Credit Agreement ends April 30, 2021 followed by a one-year amortization period with a final maturity date of April 30, 2022. Pricing and key financial covenants under the Credit Facility remain unchanged.
BB&T, Fifth Third Bank, Morgan Stanley Bank, N.A., Raymond James Bank, N.A., Stifel Bank & Trust and other lenders under the Credit Facility, and their respective affiliates, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for the Company.
The above summary is not complete and is qualified in its entirety to the full text of the Credit Facility, as amended by the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Set forth below are descriptions of the matters voted on at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”), held today, Wednesday, May 3, 2017, and the final results of such voting:
Proposal 1 - Election of Directors
The following individuals, constituting all of the nominees named in the Company's Proxy Statement, as filed with the Securities and Exchange Commission on March 8, 2017, were elected as directors to serve until the Company's 2018 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Against	Abstain
Garland S. Tucker, III	21,128,176	1,222,927	505,387
E. Ashton Poole	21,303,057	1,055,163	498,270
Steven C. Lilly	20,923,265	1,432,279	500,947
W. McComb Dunwoody	21,100,364	1,252,149	503,978
Mark M. Gambill	16,769,936	5,584,506	502,046
Benjamin S. Goldstein	20,770,817	1,569,942	515,734
Mark F. Mulhern	21,336,487	1,023,144	496,859
Simon B. Rich, Jr.	16,508,599	5,863,958	483,932
Proposal 2 - Approval to Sell Securities Below Net Asset Value
A proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire common stock during the next year at a price below the Company's then current net asset value per share was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
18,194,198	4,131,964	530,320

This proposal was also approved by the Company's non-affiliated stockholders by a vote of 16,248,910 shares "for" and 4,131,964 shares "against," with 530,320 shares abstaining. The number of votes cast in favor of this proposal represents both a majority of outstanding securities of the Company entitled to vote at the Annual Meeting and a majority of outstanding securities entitled to vote at the Annual Meeting that were not held by affiliated persons of the Company, as defined under the Investment Company Act of 1940, as amended.

Proposal 3 - Advisory Vote on Executive Compensation
A proposal to approve an advisory resolution regarding executive compensation, as described in the proxy materials, was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
19,799,220	2,219,931	837,329

Proposal 4 - Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation
A plurality of stockholders voted for "One Year" with regard to the proposal to determine, on an advisory basis, the frequency of stockholder votes on executive compensation, as described in the proxy materials. The following votes were taken in connection with this proposal:

One Year	Two Year	Three Year	Abstain
11,395,793	774,861	10,017,992	667,821

In accordance with the results of this vote, the Board of Directors has determined to implement an advisory vote on executive compensation annually until the next required vote on the frequency of stockholder votes on the compensation of executives, which is scheduled to occur at the Company's 2023 annual meeting of stockholders.

Proposal 5 - Approval of the Omnibus Incentive Plan
A proposal to approve the Triangle Capital Corporation Omnibus Incentive Plan was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
19,768,605	2,228,131	859,748

Item 7.01.	Regulation FD Disclosure.
The disclosure contained in Item 2.02 of this current report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Third Amended and Restated Credit Agreement, dated May 1, 2017, among the Company, Branch Banking and Trust Company, ING Capital LLC, Fifth Third Bank, Morgan Stanley Bank, N.A., Bank of North Carolina, EverBank Commercial Finance, Inc., First Tennessee Bank National Association, First National Bank of Pennsylvania, Capital Bank Corporation, Park Sterling Bank, Paragon Commercial Bank, Raymond James Bank, N.A. and Stifel Bank & Trust

99.1	Press Release dated May 3, 2017 of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: May 3, 2017	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Third Amended and Restated Credit Agreement, dated May 1, 2017, among the Company, Branch Banking and Trust Company, ING Capital LLC, Fifth Third Bank, Morgan Stanley Bank, N.A., Bank of North Carolina, EverBank Commercial Finance, Inc., First Tennessee Bank National Association, First National Bank of Pennsylvania, Capital Bank Corporation, Park Sterling Bank, Paragon Commercial Bank, Raymond James Bank, N.A. and Stifel Bank & Trust

99.1	Press Release dated May 3, 2017 of the Company